UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2021
JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Albert Quay. Cork, Ireland, T12 X8N6
(Address of principal executive offices and postal code)

(353)	21-423-5000	Not Applicable
(Registrant’s telephone number)		(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
3.750% Senior Notes due 2021	JCI21C	New York Stock Exchange
4.625% Notes due 2023	JCI23	New York Stock Exchange
1.000% Senior Notes due 2023	JCI23A	New York Stock Exchange
3.625% Senior Notes due 2024	JCI24A	New York Stock Exchange
1.375% Notes due 2025	JCI25A	New York Stock Exchange
3.900% Notes due 2026	JCI26A	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.    Other Events.

On May 3, 2021, George R. Oliver, Chairman and Chief Executive Officer of Johnson Controls International plc (the “Company”) entered into a Rule 10b5−1 trading plan with respect to 530,260 ordinary shares of Company stock issuable upon the exercise of option awards scheduled to expire in 2022. The trading plan was executed during the Company’s current open trading window and becomes effective on June 3, 2021. Under the plan, the options are expected to be exercised on a monthly basis, provided that the market price of the Company’s ordinary shares exceeds the exercise price of the option at the time of exercise. With respect to the options to be exercised, a portion of the ordinary shares are expected to be sold in the market to cover the exercise price and taxes associated with the exercise of the options. The remaining ordinary shares underlying the options will be sold in the open market at the times and prices specified in the plan. The exercises and related transactions described above will occur regardless of whether Mr. Oliver subsequently becomes aware of any material non-public information concerning the Company. All transactions under the plan, if they occur, are expected to be completed by or before September 3, 2021. Any ordinary shares that remain unsold under the plan after September 3, 2021 will be sold in the open market at the times and prices specified in the plan until November 3, 2021. The plan will automatically terminate upon the earlier of the completion of all transactions contemplated under the plan or November 3, 2021.

Mr. Oliver entered into the plan to provide for an orderly liquidation of the options prior to their expiration in 2022. Any transactions under the 10b5-1 plan will be publicly reported on Form 4 and, if applicable, in a Form 144, in each case as filed with the Securities and Exchange Commission.

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        JOHNSON CONTROLS INTERNATIONAL PLC

Date: May 3, 2021	By:	/s/ Richard J. Dancy
		Name:	Richard J. Dancy
		Title:	Vice President and Corporate Secretary